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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 23, 2001

                         COMMISSION FILE NUMBER 1-07149

                                    ITIS INC.
                 (Exact name of Company as specified in charter)


                  DELAWARE                             82-0277987
      (State or other jurisdiction of        (IRS Employer Identification No.)
       incorporation or organization)


    4301 WINDFERN ROAD, SUITE 200, HOUSTON, TEXAS          77041-8915
       (Address of principal executive offices)            (Zip Code)


                  Registrant's telephone number: (281) 600-6000


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ITEM 5: OTHER SIGNIFICANT EVENTS.

      On October 23, 2001, Internet Law Library, Inc., a Delaware corporation, finalized the name change of the corporation to ITIS Inc., as approved by the corporation's shareholders at their annual meeting on September 25, 2001.

      Effective October 24, 2001, ITIS Inc., began trading on the NASDAQ Bulletin Board under the new trading symbol ITII (OTCBB:ITII). The corporation's previous trading symbol was ELAW (OTCBB:ELAW).



                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          INTERNET LAW LIBRARY, INC.


Date: November 1, 2001                    By: /s/ HUNTER M.A. CARR
                                              --------------------------
                                              Hunter M.A.Carr
                                              President and
                                              Chief Executive Officer